UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
BIGBEAR.AI HOLDINGS, INC.
(Name of registrant as specified in its charter)

(Not Applicable)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

Bigbear.ai Holdings, Inc. (the “Company”) is filing the attached proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the U.S. Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). After filing the Proxy Statement, the Company identified that an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement. The proxy card has been made available to the Company’s stockholders in the form attached hereto.

Please note that no changes have been made to the body of the Proxy Statement and that the following proxy card has been included in the proxy materials being mailed to the Company’s stockholders. This Form DEFA14A is being filed solely to correct the EDGAR version of the Proxy Statement to include the form of proxy card to stockholders.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK ««« EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

BIGBEAR.AI HOLDINGS, INC.	Your Internet vote authorizes the named proxies
to vote your shares in the same manner as if you
marked, signed and returned your proxy card.
Votes submitted electronically over the Internet
must be received by 11:59 p.m., Eastern Time, on
June 8, 2026
INTERNET – www.proxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 16-digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.virtualshareholdermeeting.com/BBAI2026AGM

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

The Board of Directors recommends you vote FOR each of the					The Board of Directors recommends you vote FOR Proposal 4.
director nominees below:					4.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	For	Against	Abstain
1.	Election of Class II Directors						☐	☐	☐
	Nominees	For All	Withhold All	For All Except
01)	Kevin McAleenan	☐	☐	☐
02)	Pamela Braden				The Board of Directors recommends you vote FOR Proposal 5.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.					5.
To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 500,000,000 to 1,000,000,000.
							For	Against	Abstain
							☐	☐	☐

The Board of Directors recommends you vote FOR holding future advisory votes on executive compensation every ONE YEAR.

2.	To approve on a non-binding advisory basis, of the frequency for holding future advisory votes on executive compensation every one year, two years, three years, or to abstain.	One Year	Two Years	Three Years			For	Against	Abstain
		☐	☐	☐	6.	Approve an adjournment of the Annual Meeting.	☐	☐	☐

Abstain
		☐			NOTE: To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends you vote FOR Proposal 3.					THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

3.	To approve an advisory vote on our executive compensation.	For	Against	Abstain
		☐	☐	☐

CONTROL NUMBER

Signature__________________________ Signature, if held jointly______________________ Date___________2026.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The Annual Report on Form 10-K and
Proxy Statement are available at:
https://www.virtualshareholdermeeting.com/BBAI2026AGM

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BIGBEAR.AI HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 9, 2026 at 2:00 p.m. ET
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholders(s) hereby appoint(s) Kevin McAleenan, Sean Ricker and Carolyn Blankenship, or each of them, as proxies with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, all of the shares of common stock of BIGBEAR.AI HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. Eastern Time on June 9, 2026, at https://www.virtualshareholdermeeting.com/BBAI2026AGM, and any adjournment, postponement or continuation thereof.

Each of such proxies are individually authorized to vote in their discretion (x) for the election of any substitute nominee if any nominee named herein becomes unable to serve and (y) on such other business as may properly be brought before the meeting or any adjournment, postponement or continuation thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side